Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of March 21, 2020 (this “Amendment”), is made by and among Microchip Technology Incorporated, as borrower (the “Borrower”), each Subsidiary Guarantor party hereto, the Lenders party hereto, and JPMorgan Chase Bank, N.A. for itself, as Lender, and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), to the Amended and Restated Credit Agreement, dated as of May 29, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.

W I T N E S S E T H :

WHEREAS, the Borrower wishes to refinance certain of its outstanding Indebtedness by the issuance of Permitted Secured Indebtedness (as defined below), the initial Net Cash Proceeds of which shall be applied to finance the cash portion for the repurchase of certain Convertible Debt Securities (the “Refinancing Transactions”);

WHEREAS, in connection with the intended Refinancing Transactions, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement to, among other things, allow for the issuance of secured Permitted Secured Indebtedness and amend certain provisions of Section 6.11 of the Credit Agreement;

WHEREAS, each Lender signatory hereto (a “Consenting Lender”) and the Administrative Agent have agreed to amend the Credit Agreement as set forth in this Amendment, but only on the terms and subject to the conditions herein provided;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not defined herein have the respective meanings ascribed thereto in the Credit Agreement.

2.    Certain Amendments to the Credit Agreement. As of the Second Amendment Effective Date (as defined below) and subject to the satisfaction of the terms and conditions set forth herein:

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Convertible Senior Subordinated Notes” means the Borrower’s 1.625% Convertible Senior Subordinated Notes due 2025 and the 1.625% Convertible Senior Subordinated Notes due 2027.

“Convertible Notes Repurchase” means any repurchase, in one or more transactions, by the Borrower of outstanding Convertible Senior Subordinated Notes, the cash portion of which shall be financed with the incurrence or issuance of Permitted Secured Indebtedness.

“Initial Permitted Secured Indebtedness” shall have the meaning assigned to such term in the definition of “Permitted Secured Indebtedness”.

“Minimum Convertible Notes Repurchase Amount” means the repurchase by the Borrower, in one or more transactions, on or after the Second Amendment Effective Date and prior to June 20, 2020 of Convertible Senior Subordinated Notes in an aggregate principal amount of at least $500,000,000, the cash portion of which shall be financed with the issuance of Permitted Secured Indebtedness.

“Permitted Secured Indebtedness” means secured Indebtedness of the Borrower issued or incurred on or after the Second Amendment Effective Date (including by depositing the proceeds thereof into an escrow account prior to their being applied for the purpose set forth below), provided that (i) the aggregate principal amount of all such Permitted Secured Indebtedness issued or incurred at any date of determination shall not exceed an amount that, after giving effect (including on a Pro Forma Basis) to such issuance or incurrence, would be permitted to be incurred pursuant to the Senior Leverage Ratio test set forth in Section 2.20(a), (ii) except with respect to Permitted Secured Indebtedness in an aggregate principal amount not to exceed $1,000,000,000 the Net Cash Proceeds of which are applied by the Borrower to finance a Convertible Notes Repurchase (such Permitted Secured Indebtedness, the “Initial Permitted Secured Indebtedness”), any Permitted Secured Indebtedness (including any Permitted Secured Indebtedness that repays or refinances Initial Permitted Secured Indebtedness) does not mature and does not require any scheduled amortization or other scheduled payments of principal prior to the date that is 91 days after the 2023 Maturity Date (other than customary asset sale, event of loss, fundamental change or change of control mandatory offers to purchase and customary acceleration rights after an event of default), (iii) such Permitted Secured Indebtedness is not guaranteed by any Subsidiary of the Borrower other than the Subsidiary Guarantors, (iv) such Permitted Secured Indebtedness shall be secured only by the Collateral on a pari passu basis, and (v) the covenants applicable to such Permitted Secured Indebtedness are not more onerous or more restrictive in any material respects (taken as a whole) than the applicable covenants set forth in this Agreement (as determined by the Borrower in its reasonable judgment).

“Replacement Facilities” means Replacement Financing.

“Second Amendment” means the Second Amendment to this Agreement, dated as of March 21, 2020, among the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Lenders party thereto and the other parties party thereto.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

(b)    Section 2.23 of the Credit Agreement is hereby amended by amending and restating clause (a) therein as follows:

“(a) The Borrower may, subject to the terms hereof, at any time or from time to time after the Microsemi Acquisition Closing Date, enter into an amendment or such other relevant documentation to effect a Replacement Financing (a “Refinancing Amendment”) to effect a refinancing or replacement of all or any portion of the Term Loans or Revolving Commitments (and, if applicable, any related Revolving Loans). Each such refinancing or replacement may, at the Borrower’s option, be in the form of one or more series of senior secured loans or notes (each of which may be secured by the Collateral on a pari passu or junior basis to the Obligations), or with one or more series of unsecured loans or notes (collectively, the “Replacement Financing”); provided that (i) the aggregate principal amount of such Replacement Financing shall not exceed the aggregate principal amount or committed amount, as applicable, of such refinanced facilities, plus accrued interest, expenses, fees and premiums, plus, in the case of a replacement of Term Loans, amounts permitted to be incurred as Incremental Term Loans (and for the avoidance of doubt any Replacement Financing incurred in the form of Incremental Term Loans shall not reduce availability under the Incremental Term Loans under Section 2.20), (ii) any Replacement Financing (1) that is secured does not mature prior to, or have a Weighted Average Life to Maturity shorter than, the Term Loans or Revolving Commitments being refinanced and (2) that is unsecured does not mature prior to the maturity date or termination date, as applicable, of the Term Loans or Revolving Commitments (and, if applicable, any related Revolving Loans) being refinanced and the terms of such Indebtedness do not provide for any mandatory redemption (other than customary amortization payments, mandatory and voluntary prepayment provisions, customary asset sale, event of loss, fundamental change, or change of control mandatory offers to purchase or mandatory prepayment provisions and customary acceleration rights after an event of default) prior to the maturity date of the Term Loans or Revolving Commitments (and, if applicable, any related Revolving Loans) being refinanced, (iii) any Replacement Financing in the form of pari passu first lien, syndicated term loans issued on or prior to the 6 month anniversary of the Microsemi Acquisition Closing Date shall be subject to the MFN Condition as if it were an Incremental Term Loan, (iv) to the extent such Replacement Financing is secured, it shall be secured only by the Collateral and on a pari passu or junior basis with the Collateral, (v) to the extent such Replacement Financing is secured, the parties to such Replacement Financing (or their authorized agent) and the Administrative Agent shall, as applicable, enter into (a) in the case of Replacement Financing secured on a junior lien basis, an intercreditor agreement reasonably satisfactory to the Administrative Agent or (b) in the case if Replacement Financing secured on a pari passu basis, an intercreditor agreement substantially in the form of the Intercreditor Agreement, (vi) the obligors in respect of any Replacement Financing shall be Loan Parties, (vii) the net cash proceeds thereof shall be applied substantially simultaneously with the incurrence thereof to permanently repay the Term Loans or permanently reduce the Revolving Commitments being refinanced or replaced; provided that, notwithstanding anything to the contrary herein, to the extent that the aggregate principal amount of such Replacement Financing exceeds the then aggregate outstanding principal amount of such Term Loans being refinanced or replaced as permitted pursuant to clause (i) above, any excess net cash proceeds shall then be applied to repay any other outstanding senior loans (including outstanding Revolving Loans) or notes of the Borrower without being required to permanently reduce the Revolving Commitments in respect of any Revolving Loans being repaid), (viii) to the extent the terms of the Replacement Financing (other than fees, pricing and optional prepayment or optional redemption terms) are not consistent in all material respects with the terms of the Term Loans or Revolving Commitments being refinanced or replaced, they shall be no more restrictive, when taken as a whole, than those under such refinanced or replaced Term Loans or Revolving Commitments, as the case may be (except for (a) covenants or other provisions applicable only to periods after the latest final maturity date of all then outstanding Term Loans or Revolving Commitments, as the case may be, (b) covenants or other provisions that are also added for the benefit of outstanding Term Loans or Revolving Commitments, as the case may be or (c) otherwise reasonably satisfactory to the Administrative Agent; provided that only the consent of the Administrative Agent shall be required to add such covenants or provisions to this Agreement or any other Loan Document), (ix) no Lender is obligated to participate as a lender or commitment party in such Replacement Financing and (x) Replacement Financing in the form of notes or of junior lien or unsecured loans shall be documented separately from the Loan Documentation on documentation agreed between the Borrower and the party or parties providing such Replacement Financing.”

(c)    Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately preceding clause (r) thereof and replacing it with “;”, (ii) deleting the “.” at the end of clause (r) thereof and replacing it with “; and” and (iii) adding a new clause (s) that reads in its entirety as follows:

“(s) Permitted Secured Indebtedness, including any Guarantee of the foregoing.”

(c)    Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately preceding clause (t) thereof and replacing it with “;”, (ii) deleting the “.” at the end of clause (t) thereof and replacing it with “;” and (iii) adding a new clause (u) that reads in its entirety as follows:

“(u) Liens securing indebtedness and other obligations arising under any indenture, document, agreement or instrument evidencing or entered into in connection with any Permitted Secured Indebtedness and any Guarantee of the foregoing (including Liens in connection with the escrow of proceeds thereof); provided that any such Liens (other than Liens in connection with the escrow of proceeds of the Permitted Secured Indebtedness pending the application of such proceeds) shall be subject to the Intercreditor Agreement or such other intercreditor agreement reasonably satisfactory to the Administrative Agent.”

(d)     Section 6.08 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately preceding clause (xii) and replacing it with “,”, (ii) deleting the “.” at the end of clause (xii) and replacing it with “, and” and (iii) adding a new clause (xiii) that reads in its entirety as follows:

“(xiii) the foregoing shall not apply to prohibitions, restrictions or conditions set forth in any indenture, agreement, document or instrument evidencing or entered in connection with Permitted Secured Indebtedness.”

(e)    Section 6.11 of the Credit Agreement is hereby amended by amending and restating clause (a) as follows:

“(a) Maximum Total Leverage Ratio. Without the written consent of the Required Revolving Lenders, the Borrower will not permit the ratio (the “Total Leverage Ratio”), determined as of the end of each of its fiscal quarters ending on and after the Second Amendment Effective Date, of (i) Consolidated Total Indebtedness to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be greater than: (A) 6.00 to 1.00 for any such period ended on or after the Second Amendment Effective Date to (but excluding) the first anniversary of the Second Amendment Effective Date, (B) 5.75 to 1.00 for any such period ended on or after the first anniversary of the Second Amendment Effective Date to (but excluding) the second anniversary of the Second Amendment Effective Date and (C) 5.25 to 1.00 for any such period ended on or after the second anniversary of the Second Amendment Effective Date; provided that, for purposes of calculating the Total Leverage Ratio, any outstanding principal amount (up to, but not in excess of, $700,000,000 in the aggregate) in respect of the Junior Convertible Notes shall be excluded from such calculation.”

(f)    Section 6.11 of the Credit Agreement is hereby amended by amending and restating clause (c) as follows:

“(c) Maximum Senior Leverage Ratio. Without the written consent of the Required Revolving Lenders, the Borrower will not permit the ratio (the “Senior Leverage Ratio”), determined as of the end of each of its fiscal quarters ending on and after the Second Amendment Effective Date, of (i) Consolidated Senior Indebtedness to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be greater than (A) 4.75 to 1.00 for any such period ended on or after the Second Amendment Effective Date to (but excluding) the first anniversary of the Second Amendment Effective Date, provided that to the extent the Minimum Convertible Notes Repurchase Amount has not been achieved, the Borrower will not permit the Senior Leverage Ratio for any such period ended on or after June 30, 2020 to (but excluding) the first anniversary of the Second Amendment Effective Date to be greater than 4.50 to 1.00, (B) 4.25 to 1.00 for any such period ended on or after the first anniversary of the Second

Amendment Effective Date to (but excluding) the second anniversary of the Second Amendment Effective Date, and (C) 3.75 to 1.00 for any such period ended on or after the second anniversary of Second Amendment Effective Date.”

3.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) Certain Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by the Borrower, each Subsidiary Guarantor, the Swingline Lender, the Issuing Bank, the Administrative Agent, the Required Revolving Lenders and the Required Lenders as of the Second Amendment Effective Date.

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be reasonably satisfactory in all respects to the Administrative Agent.

(c) Fees and Expenses Paid. The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable and documented out-of-pocket expenses (including reasonable and documented out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment to the extent invoices therefor have been provided to the Borrower at least one Business Day prior to the Second Amendment Effective Date.

(d)    Permitted Secured Indebtedness. Substantially simultaneously with the Second Amendment Effective Date, the Administrative Agent shall be reasonably satisfied that the Borrower shall have incurred, issued or received commitments with respect to the Initial Permitted Secured Indebtedness.

(e)    Representations and Warranties. All representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects as if made on the Second Amendment Effective Date, except for representations and warranties that specifically refer to an earlier date.

(f)    No Default. No Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date.

4.    Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a)    The execution, delivery and performance by such Loan Party of this Amendment is within such Loan Party’s corporate powers or limited liability company powers, as applicable, and has been duly authorized by all necessary corporate or limited liability company, and, if required, stockholder or member action, as applicable, on the part of such Loan Party. This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.

(b)    After giving effect to this Amendment, all representations and warranties set forth in the Credit Agreement are true and correct in all material respects as if made on the date of this Amendment, except for representations and warranties that specifically refer to an earlier date.

(c)    No Event of Default has occurred and is continuing as of the date hereof.

(d)    No consent or approval of any Governmental Authority or any other Person is required for any of the Loan Parties to execute, deliver and perform this Amendment.

(e)    After giving effect to this Amendment, the Administrative Agent has and shall have a continuing, perfected liens in the Collateral pursuant to the terms of the Collateral Documents.

5.    Ratification by Subsidiary Guarantors. Each of the Subsidiary Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Subsidiary Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Subsidiary Guarantor’s guarantee (as set forth in the Subsidiary Guaranty) shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Subsidiary Guarantor’s guarantee or any other Loan Document executed by such Subsidiary Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Subsidiary Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 6. Each of the Subsidiary Guarantors hereby further acknowledges that the Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Loan Documents without notice to or consent from such Subsidiary Guarantor and without affecting the validity or enforceability of such Subsidiary Guarantor’s guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Subsidiary Guarantor’s guarantee.

6.    Miscellaneous.

(a)    Except as expressly provided herein, the Credit Agreement shall continue in full force and effect, and the terms and conditions of the Credit Agreement are expressly incorporated herein and ratified and confirmed in all respects.

(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Loan Documents.

(c)    This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(d)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(e)    The terms of this Amendment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

MICROCHIP TECHNOLOGY INCORPORATED, as the Borrower

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	Senior Vice President and Chief Financial Officer

MICROCHIP TECHNOLOGY LLC, as a Subsidiary Guarantor By: Microchip Technology Incorporated, its sole member

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	Vice President and Chief Financial Officer of the Sole Member

SILICON STORAGE TECHNOLOGY, INC., as a Subsidiary Guarantor

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	Chief Financial Officer

SILICON STORAGE TECHNOLOGY LLC, as a Subsidiary Guarantor By: Silicon Storage Technology, Inc., Its sole member

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	Chief Financial Officer of the Sole Member

MICROCHIP HOLDING CORPORATION, as a Subsidiary Guarantor

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	President

ATMEL CORPORATION, as a Subsidiary Guarantor

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	Vice President and Chief Financial Officer

ATMEL HOLDINGS, INC., as a Subsidiary Guarantor

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	Vice President and Chief Financial Officer

MICROSEMI CORPORATION, as a Subsidiary Guarantor

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	Chief Financial Officer

MICROSEMI STORAGE SOLUTIONS, INC., as a Subsidiary Guarantor

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	Chief Financial Officer

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A, as Administrative Agent, Issuing Bank, Swingline Lender and Lender

By:	/s/ Timothy D. Lee
Name:	Timothy D. Lee
Title:	Executive Director

[Signature Page to Second Amendment]

Name of Lender: TRUIST BANK, as successor by merger to SunTrust Bank

Consenting Lender:

/s/ Brett Ross
Name:	Brett Ross
Title:	Director

[Signature Page to Second Amendment]

Consenting Lender:

BOK FINANCIAL d/b/a BOKF, NA

/s/ Christine A. Nowaczyk
Name:	Christine A. Nowaczyk
Title:	Senior Vice President

[Signature Page to Second Amendment]

Name of Lender: Citizens Bank, NA

Consenting Lender:

/s/ Tyler Stephens
Name:	Tyler Stephens
Title:	Vice President

[Signature Page to Second Amendment]

Name of Lender: U.S. BANK NATIONAL ASSOCIATION

Consenting Lender:

/s/ Matt S. Scullin
Name:	Matt S. Scullin
Title:	Senior Vice President

[Signature Page to Second Amendment]

Name of Lender: BMO Harris Bank N.A.

Consenting Lender:

/s/ Terry Switz
Name:	Terry Switz
Title:	Director

[Signature Page to Second Amendment]

Name of Lender: SANTANDER BANK. N.A.

Consenting Lender:

/s/ Jay L. Massimo
Name:	Jay L. Massimo
Title:	Managing Director

[Signature Page to Second Amendment]

Name of Lender: MUFG Bank Ltd

Consenting Lender:

/s/ Matthew Antioco
Name:	Matthew Antioco
Title:	Director

[Signature Page to Second Amendment]

Name of Lender: WELLS FARGO BANK, NATIONAL ASSOCIATION

Consenting Lender:

/s/ Nicholas Grocholski
Name:	Nicholas Grocholski
Title:	Managing Director

[Signature Page to Second Amendment]

Name of Lender: Bank of America, N.A.

Consenting Lender:

BANK OF AMERICA, N.A.

/s/ Casey Richardson
Name:	Casey Richardson
Title:	Vice President

[Signature Page to Second Amendment]

Name of Lender: THE TORONTO-DOMINION BANK, NEW YORK BRANCH

Consenting Lender:

/s/ Peter Kuo
Name:	Peter Kuo
Title:	Authorized Signatory

[Signature Page to Second Amendment]

Name of Lender: BBVA USA

Consenting Lender:

/s/ Raj Nambiar
Name:	Raj Nambiar
Title:	Sr. Vice President

[Signature Page to Second Amendment]

Name of Lender: The Bank of Nova Scotia

Consenting Lender:

/s/ Jason Rinne
Name:	Jason Rinne
Title:	Director

[Signature Page to Second Amendment]

Name of Lender: BNP PARIBAS

Consenting Lender:

/s/ David L. Berger
Name:	David L. Berger
Title:	Managing Director

Second signature (if required):

/s/ Barbara Nash
Name:	Barbara Nash
Title:	Managing Director

[Signature Page to Second Amendment]

Name of Lender: Mizuho Bank, Ltd.

Consenting Lender:

/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Executive Director

[Signature Page to Second Amendment]

Name of Lender: Fifth Third Bank, National Association

Consenting Lender:

/s/ Joe Alexander
Name:	Joe Alexander
Title:	Principal

[Signature Page to Second Amendment]

Name of Lender: DBS Bank Ltd.

Consenting Lender:

/s/ Santanu Mitra
Name:	Santanu Mitra
Title:	Managing Director

[Signature Page to Second Amendment]

Name of Lender: ROYAL BANK OF CANADA

Consenting Lender:

/s/ Kamran Khan
Name:	Kamran Khan
Title:	Authorized Signatory

[Signature Page to Second Amendment]

Name of Lender: MidFirst Bank

Consenting Lender:

/s/ Tim Dillingham
Name:	Tim Dillingham
Title:	SVP

[Signature Page to Second Amendment]